UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	35-1811116 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2018, the Board of Directors (the “Board”) of Calumet GP, LLC (the “Company”), the general partner of Calumet Specialty Products Partners, L.P. (the “Partnership”) appointed Christopher H. Bohnert, Chief Accounting Officer, as the Company’s principal accounting officer. Mr. Bohnert, 52, has served as the Chief Accounting Officer of Company since September 2017. Prior to joining the Company, Mr. Bohnert served as Chief Accounting Officer of Titan International, Inc. from 2015 through 2017. Mr. Bohnert served as Chief Financial Officer and Vice President, Finance at Silgan Plastics, a plastic packaging manufacturer, from 2014 through 2015 and Chief Financial Officer of AB Mauri North America, a bakery ingredient manufacturer, from 2005-2012.

Mr. Bohnert and the Company entered into an Offer Letter of Employment dated August 12, 2017 (the “Offer Letter”). Mr. Bohnert currently receives a base salary of $316,200 per annum and is eligible to earn an annual performance bonus up to 75% of his then current base salary based on the Partnership achieving certain financial goals. Mr. Bohnert is also eligible to receive a restricted unit award that will be eligible to vest three years from the grant date and will be issued pursuant the Partnership’s long-term incentive plan. In connection with his hiring in 2017, Mr. Bohnert received a one-time equity grant of 28,000 phantom units that will be eligible to vest over a three-year period and will be issued pursuant the Partnership’s long-term incentive plan.

There are no arrangements or understandings between Mr. Bohnert and any other person pursuant to which he was appointed as principal accounting officer of the Company, and there are no family relationships among Mr. Bohnert and any directors or officers of the Company. There have been no transactions nor are there any proposed transactions between the Company and Mr. Bohnert that would require disclosure pursuant to Item 404(a) of Regulation S-K.

D. West Griffin, the Company’s Executive Vice President and Chief Financial Officer (principal financial officer), previously also served as the Company’s principal accounting officer, and will continue to serve as the Company’s Executive Vice President and Chief Financial Officer (principal financial officer).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

May 15, 2018	By:	/s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and Chief Financial Officer